IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE AND STRATEGIES

Miller Convertible Bond Fund (the “Convertible Bond Fund”)

Class A Shares (MCFAX)

Class C Shares (MCFCX)

Class I Shares (MCIFX)

Miller Convertible Plus Fund (the “Convertible Plus Fund”)

Class A Shares (MCPAX)

Class C Shares (MCCCX)

Class I Shares (MCPIX)

Miller Intermediate Bond Fund (the “Intermediate Bond Fund”)

Class A Shares (MIFAX)

Class C Shares (MIFCX)

Class I Shares (MIFIX)

each, a series of the Miller Investment Trust (the “Trust”)

Supplement dated January 22, 2015, to the Prospectus and Summary Prospectus

dated January 1, 2015 (together, the “Prospectus”)

Please be advised that the following changes have been approved by the Board of Trustees of the Trust on behalf of your Fund.  The changes will become effective on or about March 25, 2015.

The following changes will be made to the “Fund Summary” and “Additional Information about Principal Investment Strategies” sections of the Prospectus for each Fund.

Convertible Bond Fund

The “Investment Objective” is revised to read as follows:

The Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. The Fund also seeks to realize a total return that outperforms both the Barclays U.S. Aggregate Bond index and the S&P 500 Total Return Index over full market cycles.

The first paragraph of “Principal Investment Strategies” is revised to read as follows:

The Fund’s advisor (“Wellesley”) seeks to maximize the Fund’s total return comprising current income and capital appreciation and preserve principal by investing in convertible bonds. Convertible bonds often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time.  Wellesley also seeks to minimize volatility and preserve capital using various strategies, such as investing in convertible bonds that have “put” provisions, relatively short maturities, and/or a guarantee of principal by the issuer.  Generally, the convertible bonds in the portfolio will have remaining maturities or put provisions of less than seven years.

Convertible Plus Fund

The “Investment Objective” is revised to read as follows:

The Fund’s primary investment objective is to use leverage to maximize total return comprising current income and capital appreciation. The Fund also seeks to realize a total return that outperforms both the Barclays U.S. Aggregate Bond index and the S&P 500 Total Return Index over full market cycles.

The first paragraph of “Principal Investment Strategies” is revised to read as follows:

The Fund’s advisor (“Wellesley”) seeks to maximize the Fund’s total return comprising current income and capital appreciation by investing in a leveraged portfolio consisting primarily of convertible bonds.  Convertible bonds often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time.  The Fund may experience periods of high volatility.

Intermediate Bond Fund

The “Investment Objective” is revised to read as follows:

The Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. The Fund also seeks to realize a total return that outperforms the Barclays U.S. Aggregate Bond index over full market cycles.

The first paragraph of “Principal Investment Strategies” is revised to read as follows:

The Fund’s advisor (“Wellesley”) seeks to maximize total return comprising current income and capital appreciation and preserve principal by investing in a portfolio consisting primarily of bonds.  The Fund defines bonds as including corporate bonds, notes and debentures, convertible and synthetic convertible bonds, government securities, mortgage and other asset-backed securities, and other securities that Wellesley believes have bond-like characteristics, including hybrids and synthetic securities.

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The information in this Supplement updates and supersedes any contrary information in, and should be read in conjunction with, the Prospectus, which provides information that you should know about each Fund before investing.  The Prospectus is available upon request and without charge by calling the Funds toll-free at 1-877-441-4434, or visiting the Funds’ website at www.TheMillerFamilyOfFunds.com.

YOU SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.